Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


(Blend Artwork)

BLEND

Annual Report
2002

DELAWARE
Balanced Fund

[LOGO]

POWERED BY RESEARCH.(SM)

Table
  of Contents

Letter to Shareholders                      1

Portfolio Management Review                 3

New at Delaware                             5

Performance Summary                         6

Financial Statements:

   Statement of Net Assets                  8

   Statement of Operations                 13

   Statements of Changes
     in Net Assets                         14

   Financial Highlights                    15

   Notes to Financial
     Statements                            19

   Report of Independent

     Auditors                              24

Board of Trustees/Officers                 25

Funds are not FDIC insured and are not guaranteed.
It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments
  Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                                    Delaware Balanced Fund
   to Shareholders                                        November 12, 2002

Recap of Events
The fiscal year ended October 31, 2002 will likely be remembered for the stock market's continued struggle. As the fiscal year for your Fund began on November 1, 2001, the stock market was in the midst of rally that began in late September 2001. The market advance was vigorous and broad based, as the "blue chip" stocks of the Dow Jones Industrial Average moved higher in virtual lockstep with the technology-oriented equities of the Nasdaq Composite Index.

After reaching levels not seen in roughly four months, the stock market advance began to lose traction in the first quarter of 2002. Selling pressure gradually took hold and helped push stocks lower during the summer months. We concluded the Fund's fiscal year with a stock market rally that spanned the final four weeks of October 2002.

Given the hardship equity investors have experienced since the beginning of spring, we are cautiously optimistic about the future. Over the past year, the
U. S. economy has shown itself to be surprisingly resilient. Recent government statistics revealed that what had been thought to be one of the shortest and mildest recessions in recent history was actually far longer than earlier reported, likely spanning three quarters instead of just one quarter. Beginning with the final three months of 2001, the economy has since produced consistent, albeit mild, growth.

In our opinion, a possible retrenchment into recession currently seems unlikely. Rather, we see some tangible signs of economic recovery. The consumer, long having been the anchor to the economy, continues to spend. Business spending, so strong in the latter 1990's but rather docile since 2000, has shown some signs of reinvigoration.

A major catalyst for strength in the economy has been low interest rates. During 2001, the Federal Reserve cut the fed funds rate 11 times to a 41-year low of 1.75%, which has had wide-ranging effects on the economy. Shortly after the reporting period on November 6, the interest rate was reduced 50 basis points to 1.25%. We have just seen zero-rate financing help August's vehicle sales surge to 18.58 million units (Source: U.S. Department of Commerce). Better still has been the residential housing market, which has been energized by mortgage rates that have steadily fallen to levels not seen in several decades.

On the corporate front, a pathway to improving earnings has taken place while productivity growth continues to improve and labor costs have been cut for five consecutive quarters. If these trends continue, we believe investors will eventually shed the veil of pessimism that has hung over them for many months.

Delaware Balanced Fund returned -9.38% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended October 31, 2002. The Fund outperformed the Standard & Poor's (S&P) 500 Index which dropped -15.10%, but underperformed the +5.89% gain of the Lehman Brothers Aggregate Bond Index and the -8.50% return of its peer group, the Lipper Balanced Funds Average, for the 12-month period.

Total Return
For the period ended October 31, 2002                             One Year
Delaware Balanced Fund-- Class A Shares                            -9.38%
Lipper Balanced Funds Average (540 funds)                          -8.50%
Lehman Brothers Aggregate Bond Index                               +5.89%
Standard & Poor's 500 Index                                       -15.10%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the indexes can be found on page 6. The Lipper Balanced Funds Average represents the average return of balanced mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook
For the equity markets to rebound, we believe investors require confidence in the future of the economy, as well as in the integrity of our business community. The announcements of executive malfeasance, beginning with Enron's collapse last fall, can hardly be dismissed, and corporate America must work all that much harder to assure investors that their financial reportings are solid, and not just some contrivances to garner Wall Street's short-term favor. When investor trust is restored, we believe the market will likely be on its way towards a brighter future.

With the recent stream of promising economic news, we believe the stock market can return to a position of strength. In turn, much-needed equity capital will likely be available to advance corporate strategic visions in 2003.

In our opinion, the prospect for bonds is cautiously promising. Inflation is currently not a threat, but we do think that an eventual pickup in the economy is likely to lead to gradually rising interest rates. If such a scenario plays out, we expect bond prices to give back some of their recent gains, as fixed-income securities drop in value when interest rates move higher.

Nonetheless, we contend that the recent turbulence in the stock market has offered investors the evidence that the financial markets indeed have their various risks, and that to remain invested for the long term, one must be broadly diversified. To us at Delaware Investments, that means a combination of equities and fixed-income holdings. By meeting with your financial advisor, you can update your financial goals, and in so doing, determine an appropriate mix of these two asset classes within your portfolio.

Thank you for your continued confidence in, and commitment to, Delaware Investments.

Sincerely,

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                                Delaware Balanced Fund
  Management Review                                      November 12, 2002

Fund Managers

Steven T. Lampe
Portfolio Manager
Equities

Michael S. Morris
Portfolio Manager
Equities

Paul Grillo, Jr.
Senior Portfolio Manager
Fixed-Income

Stephen R. Cianci
Portfolio Manager
Fixed-Income

The Fund's Results
During the fiscal year ended October 31, 2002, the equity markets witnessed a decline that was again led by technology and telecommunications stocks and which impacted other sectors, such as financial stocks. In addition, investors experienced a crisis of confidence involving companies such as Enron and WorldCom that led to disappointing earnings. Concerns about the global impact of terrorism, unrest in the Middle East, and a possible confrontation with Iraq also lowered expectations for future stock market performance.

It is not unusual for investors to become overly pessimistic during market downturns, just as they can become irrationally exuberant in rising markets. We think most investors have become concerned about their equity exposure in general, as hindsight has left little confidence in the stocks after punishing declines punctuated the poor performance seen throughout much of the year.

The economy has been recovering, but very gradually. Consumers have held up heroically thus far, but some observers are growing more concerned about how long consumer confidence and spending can remain resilient. Although consumer loan interest rates are at 40-year lows, many businesses with poor credit ratings have had to pay more for loans than at any time in the last 10 years. Until investors see clear signs of a change in the economy, we expect they will continue to be extremely cautious.

For the fiscal year ended October 31, 2002, the S&P 500 Index fell by -15.10%, while Delaware Balanced Fund, with its mix of stocks and bonds, posted a total return of -9.38% (Class A shares at net asset value with distributions reinvested). For the same period, the Lehman Brothers Aggregate Bond Index rose +5.89%. In this environment, those who sought the safe haven of government bonds in the past year were rewarded for their caution.

Portfolio Highlights
Equity
At the start of the Fund's fiscal year, 56.0% of its net assets were invested in equities. At the same time, 38.8% of the Fund's net assets were invested in fixed-income securities. The remaining net assets were comprised of cash and equivalents.

In contrast, the Fund concluded its fiscal year with a slightly smaller weighting in equities of 54.9% of Fund net assets. The bond component of the Fund's portfolio increased somewhat over the 12-month span to 41.0% of Fund net assets. The remaining portion of the Fund's net assets were comprised of cash and equivalents.

Although most equity market sectors had negative returns for the 12-month period, the Fund received competitive performance relative to its benchmark from consumer cyclicals and technology-related holdings, and to a lesser extent from its utilities sector.

On the negative side, the Fund's performance was hurt by consumer growth stocks and financial stocks. J.P. Morgan Chase was one holding that detracted from performance, due to its financial relationships with several troubled companies. As the demand for investment banking waned, it became more difficult for the firm to negotiate. In addition, struggles in the technology and telecommunications sectors hurt J.P Morgan Chase's venture capital and credit businesses. The Fund was also hurt by its underweighting versus the S&P 500 Index in consumer staples, which performed well.

Another stock that detracted from Fund performance was PerkinElmer, a global technology company. After the stock missed its earnings estimates in March 2002, we sold the stock due to its deteriorating business condition.

Retailer Home Depot, aided by the strong housing market, was among the stocks that buoyed performance. We sold Home Depot early in 2002 when we felt it had become fully valued, but have since repurchased it, as its price fell to an attractive level during a market correction.

We also benefited from the solid performance of Coach, which produces and designs an assortment of luggage accessories and outerwear. During the Fund's fiscal year, we more than doubled our exposure to this fashion-oriented stock. By fiscal year end, we had sold the entire position in order to capture its price appreciation, particularly as we foresaw a potential decline in retailing stocks and promising opportunities elsewhere in the stock market.

In the Fund's basic industry/capital goods sector, United Technologies performed well during the fiscal year. We purchased shares of the stock last fall after September 11 and sold our positions several months ago when the stock approached our price target and concern about the economy began to grow. United Technologies' two biggest divisions --Carrier (air conditioning) and Otis Elevator - benefited from the strong market for residential and business construction.

Fixed-Income
In comparison with the disappointing equity market performance, fixed-income securities were a true safe haven, particularly within the government bond sector and among higher quality corporate bonds.

The Treasury Department's decision to suspend 30-year bond issuance last autumn forced yields down on government bonds. Concerns about corporate accounting malfeasance affected certain parts of the corporate bond market, notably high-yield bonds and lower-end investment-grade corporate bonds. The Fund benefited from its overweighted exposure to mortgage-backed securities, one of the top performing fixed-income sectors, and Treasury Inflation-Protected Securities (TIPS). However, this was moderated by disappointments among BBB-rated telecommunications issues.

Outlook
We believe the economic recovery is in place and should continue into the Fund's new fiscal year. We foresee modest inflation moving forward and believe the outlook for equities is rather promising.

We continue to position the Fund for modest economic expansion. As the market has brought many stocks down in unison, it has created an opportunity to buy attractively-priced shares in many high-quality companies. As a result, we have been able to upgrade some of our holdings at times.

The Fund's allocation has been slightly more tilted towards equities than our peer group. We believe equities are poised to rebound in the near future and our higher allocation will benefit the Fund going forward. Our focus of upgrading individual holdings within an asset class, rather than shifting from one asset class to another, is considered an important investment philosophy to the Fund.

New
  at Delaware

--------------------------------------------------------------------------------
Simplify your life.                                    [graphic omitted
        MANAGE YOUR INVESTMENTS                        e.delivery logo]
                          ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

o Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.
--------------------------------------------------------------------------------

Delaware
  Balanced Fund

Fund Basics
As of October 31, 2002

----------------------------------------
Fund Objective:
The Fund seeks a balance of capital
appreciation, income and preservation of capital.

----------------------------------------
Total Fund Net Assets:
$304.91 million

----------------------------------------
Number of Holdings:
243

----------------------------------------
Fund Start Date:
April 25, 1938
----------------------------------------
Your Fund Managers:
Steven T. Lampe received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. Prior to joining Delaware Investments in 1995, he served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. Michael S. Morris, Vice President/Portfolio Manager, holds a BS from Indiana University with a major in finance. He joined Delaware Investments in 1999. Previously, he served as Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. He has 8 years of investment management experience. Mr. Morris is a CFA charterholder and a member of the Bank and Financial Analysts Association. He has been co-managing the equity portion of the Balanced Series since November 5, 2001.

Paul Grillo, Jr. holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware in 1993, he served as a mortgage strategist and trader at Dreyfus Corporation. Mr. Grillo is a CFA charterholder.

Stephen R. Cianci joined Delaware Investments in 1992 and holds a BS and an MBA in finance from Widener University. He is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

----------------------------------------
Nasdaq Symbols:
Class A     DELFX
Class B     DELBX
Class C     DEDCX

Fund Performance
Average Annual Total Returns
Through October 31, 2002         Lifetime     10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 4/25/38)
Excluding Sales Charge           +10.18%       +4.93%       -2.93%      -9.38%
Including Sales Charge           +10.08%       +4.31%       -4.07%     -14.59%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge            +3.46%       -3.66%                  -10.06%
Including Sales Charge            +3.46%       -3.93%                  -14.50%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge            +1.74%       -3.66%                  -10.01%
Including Sales Charge            +1.74%       -3.66%                  -10.89%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares were sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Performance information is based on sales charges in effect during the reporting period. Effective November 18, 2002, the maximum Class B contingent deferred sales charges will decline from a maximum of 4% to zero depending upon the period of time the shares are held. Had the new sales charges been in effect during the reporting period performance may have been affected.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for lifetime (since 4/25/38), 10-year, five-year, and one-year periods ended October 31, 2002 for Delaware Balanced Fund's Institutional Class were +10.21%, +5.14%, -2.70%, and -9.16%, respectively. The Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 for Delaware Balanced Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

NASDAQ Institutional Class Symbol: DEICX

Delaware Balanced Fund
Performance of a $10,000 Investment
October 31, 1992 through October 31, 2002

               Balanced                            Lehman
                Fund                              Brothers
               Class A                            Aggregate
               shares         S&P 500 Index       Bond Index
Oct-92         $ 9,425          $10,000            $10,000
Oct-93         $10,547          $11,494            $11,187
Oct-94         $10,737          $11,939            $10,776
Oct-95         $12,483          $15,096            $12,463
Oct-96         $14,490          $18,733            $13,191
Oct-97         $17,684          $24,748            $14,364
Oct-98         $20,302          $30,190            $15,705
Oct-99         $20,391          $37,943            $15,788
Oct-00         $20,238          $40,254            $16,939
Oct-01         $16,822          $30,229            $19,405
Oct-02         $15,244          $25,663            $20,548

Chart assumes $10,000 invested on October 31, 1992 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad investment-grade U.S. bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                                 Delaware Balanced Fund
  of Net Assets                                           October 31, 2002

                                                       Number of       Market
                                                         Shares        Value
Common Stock - 54.73%
Aerospace & Defense - 0.98%
     Honeywell International                             124,400      $2,978,136
                                                                      ----------
                                                                       2,978,136
                                                                      ----------
Automobiles & Automotive Parts - 0.23%
     General Motors                                       20,700         688,275
                                                                      ----------
                                                                         688,275
                                                                      ----------
Banking & Finance - 7.24%
     Bank of America                                      25,300       1,765,940
     Bank of New York                                     57,900       1,505,400
     Charter One Financial                                47,900       1,450,412
     Citigroup                                            95,366       3,523,773
     Comerica                                             17,000         742,220
     Fannie Mae                                           34,700       2,320,042
     FleetBoston Financial                                58,900       1,377,671
     Freddie Mac                                          29,300       1,804,294
     J.P. Morgan Chase                                   101,350       2,103,013
     Morgan Stanley Dean Witter                           54,300       2,113,356
     U.S. Bancorp                                        121,200       2,556,108
     Wells Fargo                                          15,800         797,426
                                                                      ----------
                                                                      22,059,655
                                                                      ----------
Basic Industry/Capital Goods - 2.81%
     Dow Chemical                                         43,000       1,117,570
     Eaton                                                20,900       1,429,351
     General Electric                                     99,050       2,501,013
     Kimberly-Clark                                       38,400       1,977,600
     Newell Rubbermaid                                    12,000         389,040
     Rohm & Haas                                          34,900       1,161,123
                                                                      ----------
                                                                       8,575,697
                                                                      ----------
Buildings & Materials - 0.09%
     Masco                                                13,900         285,784
                                                                      ----------
                                                                         285,784
                                                                      ----------
Business Services - 0.66%
    +Cendant                                             174,800       2,010,200
                                                                      ----------
                                                                       2,010,200
                                                                      ----------
Business Services/Other - 0.61%
     United Parcel Service Class B                        31,100       1,866,311
                                                                      ----------
                                                                       1,866,311
                                                                      ----------
Cable, Media & Publishing - 3.00%
    +Clear Channel Communications                         68,800       2,549,040
     Gannett                                               6,900         523,917
   *+Lin TV                                               45,900         946,917
     Moody's Investors Services                           26,600       1,252,860
    +Viacom Class B                                       87,000       3,881,070
                                                                      ----------
                                                                       9,153,804
                                                                      ----------
Computers & Technology - 2.85%
     International Business Machines                      33,000       2,605,020
   *+Micron Technology                                   131,600       2,105,600
    +Microsoft                                            25,000       1,336,750
    +Oracle                                              215,800       2,211,950
    +Veritas Software                                     28,300         431,575
                                                                      ----------
                                                                       8,690,895
                                                                      ----------

                                                       Number of       Market
                                                         Shares        Value
Common Stock (continued)
Consumer Durable/Cyclical - 0.50%
     Harley-Davidson                                       29,000     $1,516,700
                                                                      ----------
                                                                       1,516,700
                                                                      ----------
Consumer Non-Durable/Retail - 0.24%
     Colgate-Palmolive                                     13,500        742,230
                                                                      ----------
                                                                         742,230
                                                                      ----------
Consumer Products - 0.55%
     Mattel                                                48,000        881,280
     Procter & Gamble                                       9,100        804,895
                                                                      ----------
                                                                       1,686,175
                                                                      ----------
Consumer Services/Restaurants - 0.26%
    *Marriott International Class A                        26,000        804,180
                                                                      ----------
                                                                         804,180
                                                                      ----------
Electronics & Electrical Equipment - 1.12%
     Emerson Electric                                      70,800      3,411,144
                                                                      ----------
                                                                       3,411,144
                                                                      ----------
Energy - 4.44%
     Anadarko Petroleum                                    65,200      2,904,008
    +BJ Services Company                                   39,800      1,207,134
     ChevronTexaco                                         16,200      1,095,606
     Exxon Mobil                                           89,600      3,015,936
     Kerr-McGee                                            47,600      2,070,600
     Schlumberger Limited                                  28,000      1,123,080
     Transocean Sedco Forex                                96,500      2,121,070
                                                                      ----------
                                                                      13,537,434
                                                                      ----------
Financial/Other - 0.95%
     Franklin Resources                                    28,200        930,318
     Household International                               82,400      1,957,824
                                                                      ----------
                                                                       2,888,142
                                                                      ----------
Food, Beverage & Tobacco - 1.84%
     Anheuser Busch                                        30,700      1,619,732
     General Mills                                         45,500      1,880,060
     PepsiCo                                               48,100      2,121,210
                                                                      ----------
                                                                       5,621,002
                                                                      ----------
Healthcare & Pharmaceuticals - 7.97%
     Abbott Laboratories                                   98,700      4,132,568
    +Amgen                                                 45,600      2,123,136
     Baxter International                                  73,500      1,838,970
     Bristol-Myers Squibb                                 100,600      2,475,766
    +Genentech                                             34,600      1,179,514
    +Guidant                                               20,600        609,142
    *HCA                                                   45,700      1,987,493
     McKesson                                              76,200      2,271,522
     Medtronic                                             41,600      1,863,680
     Merck & Company                                       19,600      1,063,104
     Pfizer                                                60,900      1,934,793
     Wyeth                                                 84,500      2,830,750
                                                                      ----------
                                                                      24,310,438
                                                                      ----------

Statement                                                 Delaware Balanced Fund
  of Net Assets (continued)

                                                       Number of       Market
                                                         Shares        Value
Common Stock (continued)
Hotels/Diversified Reits - 0.88%
     Starwood Hotels & Resorts Worldwide                  114,500     $2,667,850
                                                                      ----------
                                                                       2,667,850
                                                                      ----------
Insurance - 3.67%
     Allstate                                              33,700      1,340,586
     American International Group                          22,600      1,413,630
     Chubb                                                 24,300      1,370,763
     Marsh & McLennan                                      46,500      2,172,015
     Progressive                                           10,200        561,000
   *+Travelers Property & Casualty Class A                109,400      1,451,738
     XL Capital Class A                                    37,900      2,886,085
                                                                      ----------
                                                                      11,195,817
                                                                      ----------
Leisure, Lodging & Entertainment - 1.93%
     Carnival                                              38,700      1,010,844
     McDonald's                                           117,000      2,118,870
     Walt Disney                                          164,300      2,743,810
                                                                      ----------
                                                                       5,873,524
                                                                      ----------
Metals & Mining - 0.90%
     Alcoa                                                124,500      2,746,470
                                                                      ----------
                                                                       2,746,470
                                                                      ----------
Paper & Forest Products - 0.68%
     International Paper                                   59,700      2,085,321
                                                                      ----------
                                                                       2,085,321
                                                                      ----------
Retail - 3.84%
    +Federated Department Stores                           53,300      1,636,310
     Home Depot                                            20,200        583,376
    +Kohl's                                                47,800      2,793,910
     Lowe's Companies                                      29,900      1,247,727
    +Office Depot                                         120,300      1,731,117
    +Staples                                               99,700      1,545,350
     Wal-Mart Stores                                       40,700      2,179,485
                                                                      ----------
                                                                      11,717,275
                                                                      ----------
Technology/Communications - 1.00%
    +Cisco Systems                                        129,900      1,452,282
    *Linear Technology                                     58,100      1,605,884
                                                                      ----------
                                                                       3,058,166
                                                                      ----------
Technology/Hardware - 2.47%
    +Analog Devices                                        46,000      1,232,800
    +Applied Materials                                     94,400      1,418,832
     Intel                                                122,000      2,110,600
     Texas Instruments                                     84,300      1,336,998
    +Xilinx                                                74,500      1,414,755
                                                                      ----------
                                                                       7,513,985
                                                                      ----------
Telecommunications - 1.53%
     AT&T                                                 153,700      2,004,248
     SBC Communications                                   103,000      2,642,980
                                                                      ----------
                                                                       4,647,228
                                                                      ----------

                                                       Number of       Market
                                                         Shares        Value
Common Stock (continued)
Transportation & Shipping - 0.45%
     Burlington Northern Santa Fe                         52,900     $ 1,361,117
                                                                     -----------
                                                                       1,361,117
                                                                     -----------
Utilities - 1.04%
     Dominion Resources                                   40,700       1,953,600
     FPL Group                                            20,700       1,220,886
                                                                     -----------
                                                                       3,174,486
                                                                     -----------
Total Common Stock (cost $188,452,908)                               166,867,441
                                                                     -----------
Preferred Stock - 0.22%
   Centaur Funding 9.08% 144A                                765         666,506
                                                                     -----------
Total Preferred Stock (cost $773,223)                                    666,506
                                                                     -----------

                                                        Principal
                                                         Amount
Agency Collateralized Mortgage Obligations - 2.80%
 **Fannie Mae Series 2002-16 IG
     6.00% 3/25/15                                    $ 1,280,000        135,709
   Federal Home Loan Structure Pass
     Through Series T-50 A3
     2.182% 9/27/07                                       430,000        425,297
   Freddie Mac
     Series 2002-70 QD 5.50% 6/25/26                      535,000        557,069
     Series 2303 CW 8.50% 11/15/24                      2,057,328      2,148,863
     Series T-11 A6 6.50% 9/25/18-00                    1,000,000      1,035,235
   GNMA
     Series 1998-9 B 6.85% 12/20/25                     3,452,485      3,519,121
     Series 2002 62 B 4.763% 1/16/25                      355,000        360,131
     Series 2002-61 BA 4.648% 3/16/26                     355,000        357,744
                                                                      ----------
Total Agency Collateralized Mortgage
   Obligations (cost $8,525,762)                                       8,539,169
                                                                      ----------
Agency Mortgage-Backed Securities- 13.72%
   Fannie Mae
     6.00% 4/1/17 to 6/1/17                             3,867,493      4,034,279
     6.50% 12/1/16                                      2,183,319      2,293,167
     7.50% 2/1/30 to 6/1/31                             2,840,904      3,003,129
   Fannie Mae Pool 545762 6.50% 7/1/32                    670,000        694,707
   Fannie Mae TBA 6.50% 11/1/32                        11,130,000     11,543,896
   Fannie Mae TBA 30 Year
     5.50% 11/1/32                                      1,600,000      1,616,500
     6.00% 11/1/32                                     10,210,000     10,493,966
     6.50% 11/1/32                                      3,210,000      3,326,363
   Freddie Mac 8.50% 4/1/09                                   140            149
   GNMA
     6.50% 9/15/28                                        249,408        260,398
     7.50% 9/15/31                                      1,230,812      1,308,892
   GNMA Pool 579762 6.50% 9/15/32                       3,122,177      3,255,845
                                                                      ----------
Total Agency Mortgage-Backed Securities
   (cost $41,493,221)                                                 41,831,291
                                                                      ----------

Statement                                                 Delaware Balanced Fund
  of Net Assets (continued)

                                                        Principal       Market
                                                         Amount         Value
Agency Obligations - 1.00%
   Fannie Mae
     *4.75% 6/18/07                                   $   720,000     $  750,947
   Freddie Mac
      5.75% 3/15/09                                       700,000        778,402
     *5.875% 3/21/11                                    1,110,000      1,202,212
     *6.25% 7/15/32                                       290,000        315,103
                                                                      ----------
Total Agency Obligations (cost $2,990,007)                             3,046,664
                                                                      ----------
Asset-Backed Securities - 4.08%
   DVI Receivables Series 01-l A4
     5.808% 4/11/09                                     2,500,000      2,664,834
   GSAMP Trust Series 02-WFN
      .25% 10/20/32                                       315,000        311,850
   MBNA Credit Card Master Note Trust
      Series 01-A1 A1 5.75% 10/15/08                    1,100,000      1,203,123
   Peoplefirst.com Auto Receivables
      Owner Trust Series 00-2 A4
      6.43% 9/15/07                                     1,895,000      1,959,776
   Residential Asset Securities Series
      00-KS4 AI3 7.355% 1/25/26                         1,965,502      1,986,157
   Sharp Series 02-HE2 N 9.50% 8/25/32                    390,000        388,644
   SLMA Student Loan Trust
      Series 02-3 A1 1.849% 7/25/06                       265,506        265,569
      Series 97-1 A2 2.223% 1/25/10                     1,193,163      1,197,429
      Series 97-4 A2 2.403% 10/25/10                    2,440,000      2,460,083
                                                                      ----------
Total Asset-Backed Securities
   (cost $12,126,826)                                                 12,437,465
                                                                      ----------
Commercial Mortgage-Backed Securities- 2.40%
   Chase Commercial Mortgage Securities
      Series 96-2C 6.90% 11/19/06                       1,768,625      1,971,136
   Commercial Series 00-C1 A1
      7.206% 9/15/08                                    2,829,526      3,145,717
   First Union National Bank
      Commercial Mortgage
      Series 99-C4 A1 7.184% 9/15/08                    1,257,551      1,379,407
     *Series 02-C1 A2 6.141% 2/1/34                       430,000        470,622
   Lehman Brothers UBS Commercial
      Mortgage Trust Series 01-C3 A2
      6.365% 12/15/28                                     320,000        352,763
                                                                      ----------
Total Commercial Mortgage-Backed
   Securities (cost $6,624,917)                                        7,319,645
                                                                      ----------
Corporate Bonds - 11.75%
Automobiles & Automotive Parts - 0.19%
   Ford Motor 7.45% 7/16/31                               765,000        585,904
                                                                      ----------
                                                                         585,904
                                                                      ----------
Banking & Finance - 2.55%
   Apache Financial 7.00% 3/15/09                         615,000        702,797
   Banco Santander-Chile 6.50% 11/1/05                    765,000        816,816
   Bank of Hawaii 6.875% 6/1/03                           700,000        717,700

                                                           Principal     Market
                                                            Amount       Value
Corporate Bonds (continued)
Banking & Finance (continued)
   BB&T 4.75% 10/1/12                                   $   495,000    $ 489,895
  *Citigroup 5.625% 8/27/12                                 340,000      350,447
   Credit Suisse First Boston USA
      5.75% 4/15/07                                         495,000      514,653
[Check Mark]*ERAC USA Finance 144A 7.35% 6/15/08            560,000      610,851
  *General Electric Capital 6.875% 11/15/10                 460,000      515,292
   General Motors Acceptance
     *6.125% 2/1/07                                         270,000      258,904
      6.875% 8/28/12                                         75,000       67,992
      7.00% 2/1/12                                           75,000       69,235
      8.00% 11/1/31                                         455,000      407,315
   Morgan Stanley Dean Witter
      6.60% 4/1/12                                          605,000      658,653
   PNC Funding Corporate 7.50% 11/1/09                      270,000      306,732
   Popular 6.125% 10/15/06                                  305,000      327,255
   Regions Financial 6.375% 5/15/12                         410,000      453,582
   Sprint Capital 6.875% 11/15/28                           325,000      216,009
   XL Capital 6.50% 1/15/12                                 285,000      290,651
                                                                       ---------
                                                                       7,774,779
                                                                       ---------
Basic Industry/Capital Goods - 0.43%
   Falconbridge 7.35% 6/5/12                             475,000         490,708
   Georgia Pacific
     *8.125% 5/15/11                                       5,000           4,333
      8.875% 5/15/31                                      20,000          15,439
   Johnson Controls 5.00% 11/15/06                       335,000         347,660
   Newmont Mining 8.625% 5/15/11                         390,000         455,139
                                                                       ---------
                                                                       1,313,279
                                                                       ---------
Building & Materials - 0.28%
   Valspar 6.00% 5/1/07                                  500,000         532,997
   York International 6.625% 8/15/06                     290,000         316,864
                                                                       ---------
                                                                         849,861
                                                                       ---------
Cable, Media & Publishing - 1.06%
   AOL Time Warner
      5.625% 5/1/05                                      335,000         333,947
      7.70% 5/1/32                                       240,000         221,155
   Comcast Cable Communication
      6.75% 1/30/11                                      115,000         109,943
   Fox Kids Worldwide 10.25% 11/1/07                     312,180         329,740
   Liberty Media
      7.75% 7/15/09                                      330,000         340,831
     *8.25% 2/1/30                                       455,000         434,815
   Scholastic Corporations
      5.75% 1/15/07                                      450,000         477,871
   Thomson Multimedia 5.75% 2/1/08                       525,000         561,779
   USA Networks 6.75% 11/15/05                           415,000         409,426
                                                                       ---------
                                                                       3,219,507
                                                                       ---------
Consumer Non-Durable/Other - 0.34%
   Philip Morris 7.75% 1/15/27                           500,000         532,709
   RJ Reynolds Tobacco 7.25% 6/1/12                      490,000         500,625

                                                                       ---------
                                                                       1,033,334
                                                                       ---------

Statement                                                Delaware Balanced Fund
  of Net Assets (continued)

                                                          Principal     Market
                                                            Amount       Value
Corporate Bonds (continued)
Consumer Products - 0.28%
[Check Mark]Fortune Brands 144A 7.125% 11/1/04            $  395,000   $ 427,289
   Maytag 6.875% 12/1/06                                     380,000     420,290
                                                                       ---------
                                                                         847,579
                                                                       ---------
Energy - 1.75%
   Anadarko Petroleum 5.00% 10/1/12                          200,000     199,289
   Burlington Resources 5.70% 3/1/07                         380,000     409,213
[Check Mark] Colonial Pipeline 144A 7.63% 4/15/32            500,000     568,231
[Check Mark] Nabors 144A
      4.875% 8/15/09                                         320,000     327,364
     *5.375% 8/15/12                                         480,000     483,231
   National Fuel Gas 7.30% 2/18/03                           380,000     385,079
   Occidental Petroleum 5.875% 1/15/07                       230,000     246,700
   Oneok 7.75% 8/15/06                                       165,000     181,926
[Check Mark] Public Service Colorado 144A
      7.875% 10/1/12                                         300,000     311,158
  *Tennessee Gas 8.375% 6/15/32                              615,000     586,096
   Transocean Sedco Forex 6.75% 4/15/05                      720,000     767,599
   Valero Energy
      6.125% 4/15/07                                         355,000     354,959
      6.875% 4/15/12                                         140,000     135,221
   Western Atlas 7.875% 6/15/04                              375,000     405,874
                                                                       ---------
                                                                       5,361,940
                                                                       ---------
Food, Beverage & Tobacco - 0.46%
   Kroger 8.15% 7/15/06                                      230,000     260,284
   PepsiAmericas 3.875% 9/12/07                              515,000     517,181
   UST 8.80% 3/15/05                                         375,000     420,221
[Check Mark] UST 144A 6.625% 7/15/12                         185,000     197,094
                                                                       ---------
                                                                       1,394,780
                                                                       ---------
Industrial Machinery - 0.11%
   Fort James 6.625% 9/15/04                                 370,000     347,977
                                                                       ---------
                                                                         347,977
                                                                       ---------
Insurance - 0.28%
   AON 144A 2.775% 1/15/03                                   305,000     303,451
[Check Mark] Zurich Capital Trust 144A 8.376% 6/1/37         625,000     555,387
                                                                       ---------
                                                                         858,838
                                                                       ---------
Leisure, Lodging & Entertainment - 0.42%
   Wendy's International
      6.20% 6/15/14                                          400,000     440,570
      6.25% 11/15/11                                         765,000     840,484
                                                                       ---------
                                                                       1,281,054
                                                                       ---------
Miscellaneous - 0.06%
[Check Mark] Science Application 144A 6.25% 7/1/12           170,000     177,688
                                                                       ---------
                                                                         177,688
                                                                       ---------
Paper & Forest Products - 0.13%
[Check Mark] Norske Skogindustrier 144A
      7.625% 10/15/11                                        380,000     405,395
                                                                       ---------
                                                                         405,395
                                                                       ---------

                                                          Principal     Market
                                                            Amount       Value
Corporate Bonds (continued)
Retail - 0.18%
  *Delhaize America 9.00% 4/15/31                           100,000       78,647
   Lowe's Companies 7.50% 12/15/05                       $  405,000    $ 456,366
                                                                       ---------
                                                                         535,013
                                                                       ---------
Telecommunications - 1.06%
   AT&T
     *6.50% 11/15/06                                        585,000      585,613
      6.50% 3/15/29                                         175,000      151,022
   AT&T Wireless
      7.875% 3/1/11                                         305,000      265,812
     *8.125% 5/1/12                                         140,000      122,029
  *Citizens Communications
      6.375% 8/15/04                                        455,000      455,227
     *France Telecom 8.50% 3/1/31                           430,000      487,137
[Check Mark] Intelsat 144A 7.625% 4/15/12                   230,000      234,160
[Check Mark] Singtel 144A 6.375% 12/1/11                    380,000      403,202
[Check Mark] Verizon Wireless 144A 5.375% 12/15/06          545,000      538,688

                                                                       ---------
                                                                       3,242,890
                                                                       ---------
Transportation & Shipping - 0.18%
  *American Airlines                                      685,000        542,718
      6.817% 5/23/11
                                                                      ----------
                                                                         542,718
                                                                      ----------
Utilities - 1.99%
   Avista 7.75% 1/1/07                                    630,000        632,042
   Carolina P&L 6.50% 7/15/12                             150,000        156,763
   Consumers Energy 6.00% 3/15/05                         370,000        355,301
  *El Paso 7.00% 5/15/11                                  300,000        198,335
   Great Lakes Power 9.00% 8/1/04                         255,000        271,183
   Kerr-McGee 5.875% 9/15/06                              225,000        243,039
   Marathon Oil
     *5.375% 6/1/07                                       500,000        526,850
      9.125% 1/15/13                                      910,000      1,141,492
      9.375% 2/15/12                                        5,000          6,274
      9.625% 8/15/03                                        5,000          5,278
   Nabors Industries                                      405,000        427,399
      6.80% 4/15/04
   Nexen 7.875% 3/15/32                                   490,000        495,558
[Check Mark] North Border Pipeline 144A                   460,000        483,522
      6.25% 5/1/07
[Check Mark] Northern State Power-M 144A
      8.00% 8/28/12                                       410,000        436,113
   Southern Capital 5.30% 2/1/07                          240,000        254,119
   Union Oil of California 6.375% 2/1/04                  415,000        432,885
                                                                      ----------
                                                                       6,066,153
                                                                      ----------
Total Corporate Bonds (cost $34,832,467)                              35,838,689
                                                                      ----------
U.S. Treasury Obligations - 5.23%
   U.S. Treasury Bond
     *5.375% 2/15/31                                    5,685,000      6,002,342
   *++8.875% 8/15/17                                      755,000      1,086,906
   U.S. Treasury Inflation Index
      3.00% 7/15/12                                       765,069        804,638
     *3.375% 4/15/32                                      627,128        680,630
     *3.625% 1/15/08                                    2,599,235      2,817,735

Statement                                                Delaware Balanced Fund
  of Net Assets (continued)

                                                          Principal     Market
                                                            Amount       Value
U.S. Treasury Obligations (continued)
   U.S. Treasury Note
     *2.125% 8/31/04                               $    270,000    $    272,451
      2.875% 6/30/04                                     15,000          15,320
   U.S. Treasury Note
     *4.375% 8/15/12                                  4,105,000       4,262,788
                                                                   ------------
Total U.S. Treasury Obligations
   (cost $15,408,232)                                                15,942,810
                                                                   ------------
Repurchase Agreements - 12.63%
   With BNP  Paribas 1.86% 11/1/02
      (dated 10/31/02, collateralized
      by $14,766,000 U.S. Treasury
      Bills due 4/24/03, market
      value $14,670,220)                             14,375,000      14,375,000
   With J. P. Morgan Securities
      1.86% 11/1/02 (dated 10/31/02,
      collateralized by $10,018,000
      U.S. Treasury Bills due 5/1/03,
      market value $9,948,562)                        9,753,000       9,753,000
   With UBS Warburg 1.86% 11/1/02
      (dated 10/31/02, collateralized
      by $14,015,000 U.S. Treasury Notes
      5.75% due 8/15/03, market
      value $14,665,550)                             14,376,000      14,376,000
                                                                   ------------
Total Repurchase Agreements
   (cost $38,504,000)                                                38,504,000
                                                                   ------------
Total Market Value of Securities - 108.56%
   (cost $349,731,563)                                              330,993,680
Liabilities Net of Receivables and
   Other Assets# - (8.56%)                                          (26,083,705)
                                                                   ------------
Net Assets Applicable to 22,762,880 Shares
   Outstanding - 100.00%                                           $304,909,975
                                                                   ------------

Net Asset Value - Delaware Balanced Fund Class A
   ($253,089,660 / 18,897,361 Shares)                                    $13.39
                                                                         ------
Net Asset Value - Delaware Balanced Fund Class B
   ($32,034,709 / 2,389,033 Shares)                                      $13.41
                                                                         ------
Net Asset Value - Delaware Balanced Fund Class C
   ($6,936,546 / 517,837 Shares)                                         $13.40
                                                                         ------
Net Asset Value - Delaware Balanced Fund
   Institutional Class ($12,849,060 / 958,649 Shares)                    $13.40
                                                                         ------

Components of Net Assets at October 31, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                              $400,018,146
Undistributed net investment income                                   1,703,277
Accumulated net realized loss on investments                        (78,473,912)
Net unrealized depreciation of investments                          (18,337,536)
                                                                   ------------
Total net assets                                                   $304,909,975
                                                                   ============

 * Fully or partially on loan. See Note 10 in "Notes to Financial Statements" ** Interest only.
 + Non-income producing security for the year ended October 31, 2002.
++ Fully or partially pledged as collateral for financial futures contracts and options written.
 # Of the amount $29,771,152 represents payable for securities purchased as of
   October 31, 2002.
[Check Mark] 144A - Securities exempt from registration under Rule 144A of the
   Securities Act of 1933. See Note 11 in "Notes to Financial Statements."

Summary of Abbreviations:
GNMA - Government National Mortgage Association

Net Asset Value and Offering Price per Share -
   Delaware Balanced Fund
Net asset value Class A (A)                                              $13.39
Sales charge (5.75% of offering price or 6.12% of
   the amount Invested per share) (B)                                      0.82
                                                                         ------
Offering price                                                           $14.21
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See current prospectus for purchases of $50,000 or more.

See accompanying notes.

Statement                                            Delaware Balanced Fund
  of Operations                                      Year Ended October 31, 2002

Investment Income:
   Interest                                                                     $7,795,467
   Dividends                                                                     2,949,632
   Securities lending income                                                       100,308         10,845,407
                                                                                ----------       ------------

Expenses:
   Management fees                                                               2,410,444
   Distribution expenses-- Class A                                                 757,813
   Distribution expenses-- Class B                                                 410,332
   Distribution expenses-- Class C                                                  82,341
   Dividend disbursing and transfer agent fees and expenses                      1,193,942
   Reports and statements to shareholders                                          218,351
   Accounting and administration expenses                                          161,269
   Registration fees                                                                49,479
   Professional fees                                                                37,482
   Custodian fees                                                                   23,563
   Trustees' fees                                                                   19,500
   Other                                                                            59,399          5,423,915
                                                                                ----------
   Less expenses paid indirectly                                                                      (11,468)
                                                                                                 ------------
   Total expenses                                                                                   5,412,447
                                                                                                 ------------
Net Investment Income                                                                               5,432,960
                                                                                                 ------------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain (loss) on:
     Investments                                                                                  (33,331,293)
     Swap agreements                                                                                  183,127
     Options written                                                                                   48,499
     Futures contracts                                                                             (1,517,912)
                                                                                                 ------------
     Net realized gain (loss)                                                                     (34,617,579)
   Net change in unrealized appreciation/depreciation of investments                               (2,876,615)
                                                                                                 ------------
Net Realized and Unrealized Loss on Investments                                                   (37,494,194)
                                                                                                 ------------

Net Decrease in Net Assets Resulting from Operations                                             ($32,061,234)
                                                                                                 ------------

See accompanying notes

Statements                                                Delaware Balanced Fund
  of Changes in Net Assets

                                                                                                              Year Ended
                                                                                                     10/31/02            10/31/01

Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                                           $  5,432,960        $  9,113,762
   Net realized loss on investments                                                                 (34,617,579)        (35,814,952)
   Net change in unrealized appreciation/depreciation of investments                                 (2,876,615)        (57,810,848)
                                                                                                   ------------        ------------
   Net decrease in net assets resulting from operations                                             (32,061,234)        (84,512,038)
                                                                                                   ------------        ------------

Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                                                         (6,849,009)         (9,502,917)
     Class B                                                                                           (593,158)           (766,208)
     Class C                                                                                           (116,214)           (161,781)
     Institutional Class                                                                               (490,112)           (626,921)
                                                                                                   ------------        ------------
                                                                                                     (8,048,493)        (11,057,827)
                                                                                                   ------------        ------------

Capital Share Transactions:
   Proceeds from shares sold
     Class A                                                                                         11,082,831          18,543,006
     Class B                                                                                          3,918,822          15,482,605
     Class C                                                                                          1,655,670           2,510,263
     Institutional Class                                                                              3,770,144           7,826,382

   Net asset value of shares issued upon reinvestment of dividends and distributions
     Class A                                                                                          5,025,592           6,953,324
     Class B                                                                                            549,522             711,370
     Class C                                                                                            112,662             155,506
     Institutional Class                                                                                490,112             626,921
                                                                                                   ------------        ------------
                                                                                                     26,605,355          52,809,377
                                                                                                   ------------        ------------
   Cost of shares repurchased
     Class A                                                                                        (50,149,599)        (63,478,687)
     Class B                                                                                        (12,569,041)        (10,977,606)
     Class C                                                                                         (2,335,265)         (3,264,192)
     Institutional Class                                                                            (10,102,460)         (8,720,452)
                                                                                                   ------------        ------------
                                                                                                    (75,156,365)        (86,440,937)
                                                                                                   ------------        ------------
Decrease in net assets derived from capital share transactions                                      (48,551,010)        (33,631,560)
                                                                                                   ------------        ------------
Net Decrease in Net Assets                                                                          (88,660,737)       (129,201,425)

Net Assets:
   Beginning of period                                                                              393,570,712         522,772,137
                                                                                                   ------------        ------------
   End of period                                                                                   $304,909,975        $393,570,712
                                                                                                   ============        ============

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   Delaware Balanced Fund Class A
                                                                                              Year Ended
                                                                      10/31/02(1)  10/31/01    10/31/00   10/31/99       10/31/98
Net asset value, beginning of period                                   $15.100     $18.620      $21.600    $22.970        $22.950

Income (loss) from investment operations:
Net investment income(2)                                                 0.234       0.349        0.403      0.422          0.510
Net realized and unrealized gain (loss) on investments                  (1.609)     (3.451)      (0.617)    (0.257)         2.620
                                                                       -------     -------      -------    -------        -------
Total from investment operations                                        (1.375)     (3.102)      (0.214)     0.165          3.130
                                                                       -------     -------      -------    -------        -------

Less dividends and distributions from:
Net investment income                                                   (0.335)     (0.418)      (0.213)    (0.495)        (0.510)
Net realized gain on investments                                            --          --       (2.553)    (1.040)        (2.600)
                                                                       -------     -------      -------    -------        -------
Total dividends and distributions                                       (0.335)     (0.418)      (2.766)    (1.535)        (3.110)
                                                                       -------     -------      -------    -------        -------

Net asset value, end of period                                         $13.390     $15.100      $18.620    $21.600        $22.970
                                                                       =======     =======      =======    =======        =======

Total return(3)                                                         (9.38%)    (16.88%)      (0.75%)     0.44%         14.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $253,089    $319,842     $436,534   $562,975       $610,332
Ratio of expenses to average net assets                                  1.37%       1.30%        1.31%      1.12%          0.98%
Ratio of net investment income to average net assets                     1.54%       2.07%        2.14%      1.85%          2.25%
Portfolio turnover                                                        368%        288%         165%        87%            86%

(1) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014, and a decrease in the ratio of net investment income to average net assets of 0.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001, 2000 and 1999.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   Delaware Balanced Fund Class B
                                                                                              Year Ended
                                                                      10/31/02(1)  10/31/01    10/31/00   10/31/99       10/31/98
Net asset value, beginning of period                                   $15.110     $18.600      $21.590    $22.950        $22.880

Income (loss) from investment operations:
Net investment income(2)                                                 0.121       0.223        0.259      0.246          0.337
Net realized and unrealized gain (loss) on investments                  (1.611)     (3.435)      (0.621)    (0.251)         2.608
                                                                       -------     -------      -------    -------        -------
Total from investment operations                                        (1.490)     (3.212)      (0.362)    (0.005)         2.945
                                                                       -------     -------      -------    -------        -------

Less dividends and distributions from:
Net investment income                                                   (0.210)     (0.278)      (0.075)    (0.315)        (0.275)
Net realized gain on investments                                            --          --       (2.553)    (1.040)        (2.600)
                                                                       -------     -------      -------    -------        -------
Total dividends and distributions                                       (0.210)     (0.278)      (2.628)    (1.355)        (2.875)
                                                                       -------     -------      -------    -------        -------

Net asset value, end of period                                         $13.410     $15.110      $18.600    $21.590        $22.950
                                                                       =======     =======      =======    =======        =======

Total return(3)                                                        (10.06%)    (17.47%)      (1.52%)    (0.31%)        13.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $32,035     $44,491      $49,353    $67,090        $33,884
Ratio of expenses to average net assets                                  2.12%       2.05%        2.07%      1.89%          1.77%
Ratio of net investment income to average net assets                     0.81%       1.32%        1.38%      1.08%          1.46%
Portfolio turnover                                                        368%        288%         165%        87%            86%

(1) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014, and a decrease in the ratio of net investment income to average net assets of 0.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001, 2000 and 1999.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   Delaware Balanced Fund Class C
                                                                                              Year Ended
                                                                      10/31/02(1)  10/31/01    10/31/00   10/31/99       10/31/98
Net asset value, beginning of period                                   $15.090     $18.580      $21.570    $22.930        $22.870

Income (loss) from investment operations:
Net investment income(2)                                                 0.121       0.222        0.251      0.246          0.335
Net realized and unrealized gain (loss) on investments                  (1.601)     (3.434)      (0.613)    (0.251)         2.600
                                                                       -------     -------      -------    -------        -------
Total from investment operations                                        (1.480)     (3.212)      (0.362)    (0.005)         2.935
                                                                       -------     -------      -------    -------        -------

Less dividends and distributions from:
Net investment income                                                   (0.210)     (0.278)      (0.075)    (0.315)        (0.275)
Net realized gain on investments                                            --          --       (2.553)    (1.040)        (2.600)
                                                                       -------     -------      -------    -------        -------
Total dividends and distributions                                       (0.210)     (0.278)      (2.628)    (1.355)        (2.875)
                                                                       -------     -------      -------    -------        -------

Net asset value, end of period                                         $13.400     $15.090      $18.580    $21.570        $22.930
                                                                       =======     =======      =======    =======        =======

Total return(3)                                                        (10.01%)    (17.48%)      (1.52%)    (0.31%)        13.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $6,937      $8,418      $10,993    $21,192        $17,730
Ratio of expenses to average net assets                                  2.12%       2.05%        2.07%      1.89%          1.77%
Ratio of net investment income to average net assets                     0.81%       1.32%        1.38%      1.08%          1.46%
Portfolio turnover                                                        368%        288%         165%        87%            86%

(1) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014, and a decrease in the ratio of net investment income to average net assets of 0.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001, 2000 and 1999.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Balanced Fund Institutional Class
                                                                                              Year Ended
                                                                      10/31/02(1)  10/31/01    10/31/00   10/31/99       10/31/98
Net asset value, beginning of period                                   $15.120     $18.640      $21.630    $23.000        $23.000

Income (loss) from investment operations:
Net investment income(2)                                                 0.272       0.391        0.449      0.480          0.585
Net realized and unrealized gain (loss) on investments                  (1.612)     (3.451)      (0.618)    (0.265)         2.595
                                                                       -------     -------      -------    -------        -------
Total from investment operations                                        (1.340)     (3.060)      (0.169)     0.215          3.180
                                                                       -------     -------      -------    -------        -------

Less dividends and distributions from:
Net investment income                                                   (0.380)     (0.460)      (0.268)    (0.545)        (0.580)
Net realized gain on investments                                            --          --       (2.553)    (1.040)        (2.600)
                                                                       -------     -------      -------    -------        -------
Total dividends and distributions                                       (0.380)     (0.460)      (2.821)    (1.585)        (3.180)
                                                                       -------     -------      -------    -------        -------

Net asset value, end of period                                         $13.400     $15.120      $18.640    $21.630        $23.000
                                                                       =======     =======      =======    =======        =======

Total return(3)                                                         (9.16%)    (16.65%)      (0.55%)     0.70%         15.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $12,849     $20,820      $25,892    $83,042       $300,656
Ratio of expenses to average net assets                                  1.12%       1.05%        1.07%      0.89%          0.77%
Ratio of net investment income to average net assets                     1.81%       2.32%        2.38%      2.08%          2.46%
Portfolio turnover                                                        368%        288%         165%        87%            86%

(1) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014, and a decrease in the ratio of net investment income to average net assets of 0.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001, 2000 and 1999.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Notes                                                    Delaware Balanced Fund
  to Financial Statements                                October 31, 2002

Delaware Group Equity Funds I (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Balanced Fund and Delaware Devon Fund. These financial statements and the related notes pertain to Delaware Balanced Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Effective November 18, 2002, the maximum Class B contingent deferred sales charge will decline from a maximum of 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. U.S. Government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Change in Accounting Principle -- As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") which requires amortization of all discount or premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premium or market discount, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Fund, but resulted in a $269,860 reduction in cost of securities and a corresponding $269,860 increase in net unrealized appreciation (depreciation), based on securities held by the Fund on November 1, 2001.

In addition, effective November 1, 2001, the Fund adopted the provisions of the Guide that require gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to November 1, 2001, such gains (losses) were included in realized gain (loss) on investments.

The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income of $347,767, a decrease in net unrealized appreciation (depreciation) of $77,082, and an increase in net realized gains (losses) of $424,849. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in accounting.

The Fund declares and pays dividends from net investment income quarterly and from capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $8,898 for the year ended October 31, 2002. In addition, the Fund may receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2002 were approximately $2,570. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

Notes                                                     Delaware Balanced Fund
  to Financial Statements (continued)

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business trust and the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

At October 31, 2002, the Fund had liabilities payable to affiliates as follows:

   Investment management fee payable to DMC                   $ 7,763
   Dividend disbursing, transfer agent fees,
     accounting and other expenses payable to DSC              67,727
   Other expenses payable to DMC and affiliates                13,782

For the year ended October 31, 2002, DDLP earned $19,768 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended October 31, 2002, the Fund made purchases of $1,086,108,772 and sales of $1,164,820,498 of investment securities other than U.S. government securities and short-term cash investments.

At October 31, 2002, the cost of investments for federal income tax purposes was $352,864,625. At October 31, 2002, net unrealized depreciation was $21,870,945, of which $7,931,015 related to unrealized appreciation of investments and $29,801,945 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                    10/31/02      10/31/01
                                    --------      --------
Ordinary income                    $8,048,493   $11,057,827

As of October 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                           $400,018,146
Undistributed ordinary income                              1,703,277
Capital loss carryforwards                               (75,086,704)
Unrealized appreciation/depreciation of investments      (21,724,744)
                                                        ------------
Net assets                                              $304,909,975
                                                        ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $5,741,968 expires in 2008, $32, 117,872 expires in 2009 and $37,226,864 expires in 2010.

5. Capital Shares
Transactions in capital shares were as follows:

                                               Year Ended
                                          10/31/02       10/31/01
Shares sold:
   Class A                                 739,010      1,088,194
   Class B                                 258,212        910,415
   Class C                                 110,061        150,354
   Institutional Class                     250,197        457,299

Shares issued upon reinvestment
   of dividends and distributions:
   Class A                                 325,910        411,114
   Class B                                  34,897         40,908
   Class C                                   7,174          8,936
   Institutional Class                      31,689         37,271
                                        ----------     ----------
                                         1,757,150      3,104,491
                                        ----------     ----------


Shares repurchased:
   Class A                              (3,344,333)    (3,770,806)
   Class B                                (848,914)      (659,959)
   Class C                                (157,168)      (193,165)
   Institutional Class                    (700,241)      (506,704)
                                        ----------     ----------
                                        (5,050,656)    (5,130,634)
                                        ----------     ----------
Net decrease                            (3,293,506)    (2,026,143)
                                        ==========     ==========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2002, or at any time during the period.

Notes                                                     Delaware Balanced Fund
  to Financial Statements (continued)

7. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker, (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. Financial futures contracts open at October 31, 2002 were as follows:

     Contracts         Notional                                 Unrealized
   To Buy/(Sell)    Cost (Proceeds)       Expiration Date       Gain (Loss)
   -------------    ---------------       ---------------       -----------

(11) US 10 Year
    Swap contracts* $ (1,203,101)          December 2002          $(25,805)

(151) US 10 Year
    Treasury Note
    contracts        (17,312,240)          December 2002           (10,291)

131 US 5 Year
    Treasury
    Note
    contracts         14,691,162           December 2002           204,779
43 US 20 Year
    Treasury Note
    contracts          4,673,993           December 2002            84,226
                                                                  --------
                                                                  $252,909
                                                                  ========

 The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

*10 Year Swap Future is based on the notional price of a 10-year interest rate swap that has notional principal equal to $100,000 and that exchanges semiannual interest payments at a fixed rate of 6% per a num for floating interest rate payments based on 3-month LIBOR.

8. Options Written
During the year ended October 31, 2002, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended October 31, 2002 for the Fund were as follows:

                                                 Number of
                                                contracts       Premiums
                                                ---------       --------
Options outstanding at October 31, 2001             --         $      --
Options written                                   (532)         (378,491)
Options terminated in closing purchase
   transactions                                    146           140,879
                                                  ----         ---------
Options outstanding at October 31, 2002           (386)        $(237,612)
                                                  ====         =========

At October 31,2002, the Fund had the following options written outstanding:

                             Number      Notional                                Net
                              of         Amount     Exercise   Expiration   Appreciation
Description                 Contracts   of Future     Price        Date     (Depreciation)
-----------                 ---------   ---------    ---------  -----------  -------------
Call Options Written
US Treasury
   10 year future              46     $ 4,600,000      $113        11/02      $(26,004)
US Treasury
   10 year future             136      13,600,000       115        11/02       (43,047)
US Treasury
   10 year future              34       3,400,000       116        11/02        13,473
                                                                              --------
                                                                               (55,578)
                                                                              --------
Put Options Written
US Treasury
   10 year future             136      13,600,000       110        11/02        50,249
US Treasury
   10 year future              34       3,400,000       112        11/02         6,566
                                                                              --------
                                                                                56,815
                                                                              --------
Net unrealized
   appreciation                                                               $  1,237
                                                                              ========

Writing options involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

Notes                                                     Delaware Balanced Fund
  to Financial Statements (continued)

9. Swap Agreement
During the year ended October 31, 2002, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees.

The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At October 31, 2002, the Fund had the following total return swap agreements outstanding:

                   Expiration                                  Unrealized
Notional Amount       Date          Description                   gain
---------------    ----------       -----------                ----------
$3,700,000          1/01/03    Agreement with Lehman            $146,202
                               Brothers Special Financing,
                               Inc. to receive the notional
                               amount multiplied by the
                               return on the Lehman Brothers
                               Commercial MBS Index AAA and
                               to pay the notional amount
                               multiplied by the 1 month BBA
                               LIBOR adjusted by a spread of
                               minus 0.40%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements, include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

10. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement ("Lending Agreement") with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at October 31, 2002 was $23,773,726 and $24,159,300, respectively.

11. Credit and Market Risks
The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by the U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security.) The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in the prevailing interests rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Notes                                                     Delaware Balanced Fund
  to Financial Statements (continued)

12. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2002, the Fund designates distributions paid during the year as follows:

     (A)               (B)
  Long-Term         Ordinary
 Capital Gains       Income            Total           (C)
 Distributions    Distributions    Distributions   Qualifying
  (Tax Basis)      (Tax Basis)      (Tax Basis)   Dividends(1)
--------------    -------------    -------------  ------------
      --              100%              100%          50%

(A) and (B) are based on a percentage of the Fund's total distributions.
(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds I - Delaware Balanced Fund

We have audited the accompanying statement of net assets of Delaware Balanced Fund (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Balanced Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young

Philadelphia, Pennsylvania
December 6, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests.

The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)     Chairman             2 Years            Since January 1, 2000,         89(5)           None
   2005 Market Street         and Trustee                             Mr. Haldeman has served in
    Philadelphia, PA                                                various capacities at different
         19103                                                      times at Delaware Investments(2)

    October 29, 1948                                                   President/Chief Operating
                                                                           Officer/Director -
                                                                        United Asset Management
                                                                     (January 1998 - January 2000)

                                                                          Partner/Director -
                                                                        Cooke and Bieler, Inc.
                                                                       (Investment Management)
                                                                      (June 1974 - January 1998)

   David K. Downes(3)           President,           9 Years -              Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      3 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              14 Years              Board Chairman -          107              None
 460 North Gulph Road                                                  Citadel Constructors, Inc.
 King of Prussia, PA                                                        (1989 - Present)
        19406

   October 1, 1927

   John H. Durham                Trustee             23 Years(4)           Private Investor           107            Trustee -
    P.O. Box 819                                                                                                 Abington Memorial
 Gwynedd Valley, PA                                                                                             Hospital Foundation
       19437

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              1 Year                   President -             89(5)          Director -
  P.O. Box 3003                                                        Franklin & Marshall College               Sovereign Bancorp
  Lancaster, PA                                                          (June 2002 - Present)
     17604
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Anthony D. Knerr               Trustee              12 Years        Founder/Managing Director -      107             None
  500 Fifth Avenue                                                    Anthony Knerr & Associates
    New York, NY                                                        (Strategic Consulting)
       10110                                                               (1990 - Present)

   December 7, 1938

   Ann R. Leven                  Trustee              13 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 785 Park Avenue                                                         National Gallery of Art                 Recoton Corporation
   New York, NY                                                              (1994 - 1999)
     10021                                                                                                            Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Trustee              8 Years                President/Chief           107       Director - Valmont
200 South Fifth Street                                                     Executive Officer -                    Industries, Inc.
   Suite 2100                                                               MLM Partners, Inc.
   Minneapolis, MN                                                      (Small Business Investing                  Director - ACI
       55402                                                                 and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              3 Years           Vice President Treasurer -     107             None
  Building 220-13W-37                                                         3M Corporation
    St. Paul, MN                                                          (July 1995 - Present)
       55144
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   William E. Dodge            Executive Vice         2 Years          Executive Vice President and    107             None
  2005 Market Street           President and                            Chief Investment Officer -
   Philadelphia, PA           Chief Investment                              Equity of Delaware
       19103                  Officer - Equity                       Investment Advisers, a series of
                                                                            Delaware Management
   June 29, 1949                                                              Business Trust
                                                                          (April 1999 - Present)

                                                                            President, Director
                                                                             of Marketing and
                                                                         Senior Portfolio Manager -
                                                                         Marvin & Palmer Associates
                                                                          (Investment Management)
                                                                        (August 1996 - April 1999)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Jude T. Driscoll(6)        Executive Vice          1 Year        Executive Vice President and       107             None
   2005 Market Street         President and                            Head of Fixed-Income of
    Philadelphia, PA             Head of                            Delaware Investment Advisers,
       19103                  Fixed-Income                              a series of Delaware
                                                                      Management Business Trust
   March 10, 1963                                                      (August 2000 - Present)

                                                                      Senior Vice President and
                                                                  Director of Fixed-Income Process -
                                                                      Conseco Capital Management
                                                                      (June 1998 - August 2000)

                                                                         Managing Director -
                                                                    NationsBanc Capital Markets
                                                                    (February 1996 - June 1998)

   Richard J. Flannery     Executive Vice President,  4 Years       Mr. Flannery has served in         107             None
   2005 Market Street        General Counsel and                   various executive capacities
    Philadelphia, PA     Chief Administrative Officer                 at different times at
       19103                                                          Delaware Investments.

   September 30, 1957

   Richelle S. Maestro      Senior Vice President,    3 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    6 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                      This page intentionally left blank.

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
  (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
  Delaware Growth Allocation Portfolio
  Delaware Balanced Allocation Portfolio
  Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Balanced Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Balanced Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                       Affiliated Officers                      Contact Information
Walter P. Babich                        Jude T. Driscoll                         Investment Manager
Board Chairman                          Executive Vice President and             Delaware Management Company
Citadel Constructors, Inc.              Head of Fixed Income                     Philadelphia, PA
King of Prussia, PA                     Delaware Investments Family of Funds
                                        Philadelphia, PA                         International Affiliate
David K. Downes                                                                  Delaware International Advisers Ltd.
President and Chief Executive Officer   Richard J. Flannery                      London, England
Delaware Investments Family of Funds    President and Chief Executive Officer
Philadelphia, PA                        Delaware Distributors, L.P.              National Distributor
                                        Philadelphia, PA                         Delaware Distributors, L.P.
John H. Durham                                                                   Philadelphia, PA
Private Investor                        Richelle S. Maestro
Gwynedd Valley, PA                      Senior Vice President, Deputy General    Shareholder Servicing, Dividend
                                        Counsel and Secretary                    Disbursing and Transfer Agent
John A. Fry                             Delaware Investments Family of Funds     Delaware Service Company, Inc.
President                               Philadelphia, PA                         2005 Market Street
Franklin & Marshall College                                                      Philadelphia, PA 19103-7094
Lancaster, PA                           Michael P. Bishof
                                        Senior Vice President and Treasurer      For Shareholders
Anthony D. Knerr                        Delaware Investments Family of Funds     800 523-1918
Consultant                              Philadelphia, PA
Anthony Knerr & Associates                                                       For Securities Dealers and Financial
New York, NY                                                                     Institutions Representatives Only
                                                                                 800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                            Web site
National Gallery of Art                                                          www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6944)                                                        Printed in the USA
AR-002 [10/02] VGR 12/02                                                   J8807